Exhibit 10.1

EXTENSION OF NOTE AND LIEN

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT	§

THAT Enclaves of Spring Magnolia II LLC, a Texas limited liability company (hereinafter referred to as the “Undersigned”), being legally obligated to pay the hereinafter described Promissory Note (the “Note”) and who, if not presently primarily liable for the payment of the Note, does hereby expressly assume the payment thereof, said Note being in the original principal sum of Seven Hundred Eighty-Eight Thousand Seven Hundred Fifty and No/100 Dollars ($788,750.00) dated May 13, 2005, executed and delivered by the Undersigned to the order of Orinda Capital Partners, L.P., a Texas limited partnership (hereinafter referred to as “Noteholder”), and being more fully described in a Deed of Trust (herein so called) of even date therewith recorded as Document Number D205148516 of the Deed of Trust Records of Tarrant County, Texas, said Note being secured by the liens therein created or mentioned against the real property more particularly described therein (the “Property”), and who now desires to extend or rearrange the time or manner of payment of said Note and to extend and carry forward said liens on said Property; and

WHEREAS, the Undersigned has agreed to pay Noteholder the sum of $150,134.25 (the “Extension Payment”), which sum represents a partial payment of principal on the Note in the sum of $100,000, together with the payment of accrued and unpaid interest on the Note through December 31, 2005, in the sum of $50,134.25; and

WHEREAS, Noteholder, being the legal owner and holder of said Note and of the liens securing same, in consideration of the premises and at the request of the Undersigned, has agreed to extend or rearrange the time or manner of payment of said Note as hereinafter provided:

NOW, THEREFORE, in consideration of the extension or rearrangement of the time or manner of payment of said Note as hereinafter set forth by Noteholder, the Undersigned (a) has paid the Extension Payment to Noteholder, (b) does hereby renew said Note and the indebtedness evidenced thereby and promises to pay to the order of Noteholder in the City of Dallas, Dallas County, Texas, the sum of Six Hundred Eighty-Eight Thousand Seven Hundred Fifty and No/100 Dollars ($688,750.00) (being the present unpaid balance of said Note after the payment of the Extension Payment by the Undersigned to Noteholder), together with interest thereon at the rate and in the manner of payment provided in the Note from December 31, 2005 until its extended maturity on March 1, 2006, (c) does hereby extend said liens on said Property until said indebtedness and Note as so renewed and extended has been fully paid, and agrees that such extension or rearrangement shall in no manner affect or impair said Note or the liens securing the same and that said liens shall not in any manner be waived, the purpose of this instrument being simply to extend or rearrange the time or manner of payment of said Note and indebtedness and to carry forward all liens securing the same, which are acknowledged by the Undersigned to be valid and subsisting, and (d) does hereby further agree that all terms and provisions of said original Note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

The Undersigned hereby acknowledges that the Deed of Trust was mistakenly signed in the name of its Managing Member rather than in the name of the Undersigned. By its execution below, the Undersigned and said Managing Member each do hereby ratify and affirm the Deed of Trust and the liens and interests granted thereby against the Property, effective as of May 13, 2005, to the same extent as if said Deed of Trust were properly signed in the name and on behalf of the Undersigned and recorded in the appropriate public records of Tarrant County, Texas.

EXECUTED as of the 31st day of December, 2005.

ACCEPTED AND AGREED to by the			ENCLAVES OF SPRING MAGNOLIA II LLC,
owner and holder of said Note:			a Texas limited liability company

ORINDA CAPITAL PARTNERS, L.P.			By:	Enclaves Group, Inc.,
a Texas limited partnership				a Delaware corporation,
its Managing Member
By:	Orinda Managers, Inc.,
a Texas corporation,
	its General Partner			By:	/s/ Daniel Hayes
Daniel Hayes,
President and CEO
	By:	/s/ Charles J. Wilson
		Charles J. Wilson,	ENCLAVES GROUP, INC.,
		President	a Delaware corporation

			By:	/s/ Daniel Hayes
Daniel Hayes,
President and CEO

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on January 5, 2006, by Charles J. Wilson, President of Orinda Managers, Inc., a Texas corporation on behalf thereof as the General Partner of Orinda Capital Partners, L.P., a Texas limited partnership, on behalf thereof.

/s/ Elaine Strickland
Notary Public, State of Texas
My Commission Expires:
Elaine Strickland
November 28, 2006	Printed Name of Notary

STATE OF NEW YORK	§
§
COUNTY OF WESTCHESTER	§

This instrument was acknowledged before me on December 30,2 005, by Daniel Hayes, President and CEO of Enclaves Group, Inc., a Delaware corporation on behalf of itself and as the Managing Member of Enclaves of Spring Magnolia II LLC, a Texas limited liability company, on behalf thereof.

/s/ David Jay Parker
Notary Public, State of New York
My Commission Expires:
David Jay Parker
February 23, 2008	Printed Name of Notary

After recording, please return to:

James J. Melino

8235 Douglas Avenue

Suite 650, LB-65

Dallas, Texas 75225